UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2007

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3125 Myers Street, Riverside, California    92503-5527
(Address of principal executive offices)

Registrant’s telephone number, including area code        (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 8.01	Other Events

On July 20, 2007, Elden L. Smith, the Registrant’s President and CEO, announced to a meeting of employees at the Company’s corporate headquarters that, for business and strategic reasons, he had given the Presidents of the RV and Housing Groups the authority, over the course of the next several months, to explore the feasibility of relocating the headquarter offices of those groups.  Mr. Smith indicated that no further announcements would be made until the feasibility studies had been completed and fully analyzed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: July 20, 2007

	By:	/s/ Leonard J. McGill

Leonard J. McGill

Senior Vice President, General Counsel and Secretary